OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02482
Van Kampen Money Market Fund

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 5/31
Date of reporting period: 5/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders May 31, 2010 Van Kampen Money Market Fund

2	Management Discussion
2	Facts about your Fund
3	Supplemental Information
4	Portfolio of Investments
6	Financial Statements
9	Financial Highlights
12	Notes to Financial Statements
18	Auditor’s Report
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Agreements
22	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Fund Performance
This annual report on the performance of Van Kampen Money Market Fund covers the 12 months ended May 31, 2010. The seven-day SEC yields for your Fund’s various share classes appear below. As of May 31, the Fund had six holdings, its net assets totaled $580.1 million and its weighted average maturity was six days.
How we invest
Your Fund invests in a diversified portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements. Our management strategy for the portfolio during the year remained consistent with our long-term focus on capital preservation and maintaining a high level of liquidity.
Market conditions affecting money market funds
The U.S. economy rebounded significantly during the 12-month reporting period. According to the U.S. Bureau of Economic Analysis, U.S. gross domestic product (GDP) — the broadest measure of the nation’s overall economic activity — expanded at a 5.6% annualized rate in the fourth quarter of 2009.1 In the first quarter of 2010, GDP growth measured 2.7% on an annualized basis.1
     The employment picture also improved, albeit modestly. After reaching a high of 10.1%2 in late 2009, the national unemployment rate fell to 9.7%2 in May 2010. Non-farm payroll data indicated a gradually improving labor market, with average monthly job gains of 360,0003 for April and May versus average monthly job losses of 261,0003 in the third quarter of 2009. However, this improvement was greatly aided by hiring by the U.S. Census Bureau, with private payrolls growing a much more modest 41,0003 in May.
     During the 12 months ended May 31, 2010, the U.S. Federal Reserve left its federal funds target rate unchanged in a range of between zero and 0.25%.4
     Throughout the reporting period, we continued to emphasize purchasing high quality corporate, financial and banking obligations. We focused on maintaining a high level of liquidity in the portfolio and a short weighted average maturity to guard against the uncertainty caused by volatility in the financial markets. Our strategy in managing the Fund remained consistent with our long-term focus on capital preservation and high liquidity. As in the past, we adhered to a conservative approach. We continued to review all eligible securities on our purchase list in an effort to minimize credit risk.
     We thank you for your continued investment in Van Kampen Money Market Fund.

1	Bureau of Economic Analysis

2	Bureau of Labor Statistics

3	Bloomberg L.P.

4	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Facts about your Fund

Portfolio Composition by Maturity
In days, as of 5/31/10

1-7	97.6%
8-30	0.0
31-90	2.4
91-180	0.0
181+	0.0
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

Van Kampen Money Market Fund
7-Day SEC Yields*
As of 5/31/10

Class A Shares	0.01%
Class B Shares	0.01
Class C Shares	0.01

*	Had fees not been waived, seven-day yields for Class A shares, Class B shares and Class C shares would have been -0.57%, -1.32%, and -1.32%, respectively, as of 5/31/10.
Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com/performance for the most recent month-end performance.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2     Van Kampen Money Market Fund

Van Kampen Money Market Fund’s investment objective is to seek protection of capital and high current income.
■	Unless otherwise stated, information presented in this report is as of May 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
Principal risks of investing in the Fund
■	The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.
■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in high-quality money-market instruments, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.
■	Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund’s net asset value. The prices of debt securities tend to fall as interest rates rise, but market risk should be low for the Fund because it invests in high-quality, short-term securities.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
3      Van Kampen Money Market Fund

Van Kampen Money Market Fund
Portfolio of Investments ■ May 31, 2010

Par				Yield on
Amount				Date of		Amortized
(000)	Description	Maturity		Purchase		Cost
Repurchase Agreements 86.9%
Banc of America Securities ($124,300,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.19%, dated 05/28/10, to be sold on 06/01/10 at $124,302,624)						$124,300,000
Deutsche Bank, AG ($135,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.19%, dated 05/28/10, to be sold on 06/01/10 at $135,002,850)						135,000,000
Goldman Sachs ($135,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.19%, dated 05/28/10, to be sold on 06/01/10 at $135,002,850)						135,000,000
RBC Capital Markets ($110,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 05/28/10, to be sold on 06/01/10 at $110,002,444)						110,000,000

Total Repurchase Agreements 86.9%						504,300,000

	Government Agency Obligations 10.7%
$62,000	Federal Home Loan Bank	06/01/10		0.060%		62,000,000

	Floating Rate Notes 2.4%
14,000	Societe Generale NA	08/05/10	**	0.647	*	14,000,000

Total Investments 100.0% (a)						580,300,000

Liabilities in Excess of Other Assets (0.0%)						(158,634)

Net Assets 100.0%						$580,141,366

Percentages are calculated as a percentage of net assets.

*	Yield in effect as of May 31, 2010

**	Date of next interest rate reset

(a)	At May 31, 2010, cost is identical for both book and federal income tax purposes.
See Notes to Financial Statements
4     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Portfolio of Investments ■ May 31, 2010 continued
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)
The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments carried at amortized cost, which approximates fair value:

	Level 1	Level 2	Level 3
		Other
		Significant	Significant
	Quoted	Observable	Unobservable
Investments	Prices	Inputs	Inputs	Total

Investments in an Asset Position
Government Agency Obligations	$—	$62,000,000	$—	$62,000,000
Floating Rate Notes	—	14,000,000	—	14,000,000
Repurchase Agreements	—	504,300,000	—	504,300,000

Total Investments in an Asset Position	$—	$580,300,000	$—	$580,300,000

See Notes to Financial Statements
5     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Financial Statements
Statement of Assets and Liabilities
May 31, 2010

Assets:
Total Investments, at amortized cost which approximates market value (including repurchase agreements of $504,300,000)	$580,300,000
Cash	4,612
Receivables:
Fund Shares Sold	1,511,997
Interest	17,557
Other	4,059

Total Assets	581,838,225

Liabilities:
Payables:
Fund Shares Repurchased	1,357,171
Distributor and Affiliates	58,945
Income Distributions	601
Accrued Expenses	280,142

Total Liabilities	1,696,859

Net Assets	$580,141,366

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$580,160,350
Accumulated Undistributed Net Investment Income	(601)
Accumulated Net Realized Loss	(18,383)

Net Assets	$580,141,366

Maximum Offering Price Per Share:
Class A Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $461,069,619 and 461,111,412 shares of beneficial interest issued and outstanding)	$1.00

Class B Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $73,588,693 and 73,598,918 shares of beneficial interest issued and outstanding)	$1.00

Class C Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $45,483,054 and 45,507,249 shares of beneficial interest issued and outstanding)	$1.00

See Notes to Financial Statements
6     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Financial Statements continued
Statement of Operations
For the Year Ended May 31, 2010

Investment Income:
Interest	$1,356,304

Expenses:
Investment Advisory Fee	2,671,957
Distribution (12b-1) and Service Fees
Class A	775,209
Class B	904,067
Class C	416,946
Transfer Agent Fees	1,812,435
Reports to Shareholders	157,447
Accounting and Administrative Expenses	114,655
Custody	107,632
Registration Fees	95,824
Professional Fees	70,962
Trustees’ Fees and Related Expenses	60,294
Other	137,534

Total Expenses	7,324,962
Expense Reduction	6,030,676

Net Expenses	1,294,286

Net Investment Income	$62,018

Net Realized Gain	$2,722

Net Increase in Net Assets From Operations	$64,740

See Notes to Financial Statements
7     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Financial Statements continued
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	May 31, 2010	May 31, 2009
From Investment Activities:
Operations:
Net Investment Income	$62,018	$4,204,623
Net Realized Gain	2,722	-0-

Change in Net Assets from Operations	64,740	4,204,623

Distributions from Net Investment Income:
Class A Shares	(36,136)	(3,510,931)
Class B Shares	(6,926)	(443,537)
Class C Shares	(3,202)	(250,611)

	(46,264)	(4,205,079)

Return of Capital Distributions:
Class A Shares	(12,305)	- 0 -
Class B Shares	(2,359)	- 0 -
Class C Shares	(1,090)	- 0 -

	(15,754)	(- 0 -)

Total Distributions	(62,018)	(4,205,079)

Net Change in Net Assets from Investment Activities	2,722	(456)

From Capital Transactions:
Proceeds from Shares Sold	382,401,385	1,090,595,843
Net Asset Value of Shares Issued Through Dividend Reinvestment	62,018	4,205,079
Cost of Shares Repurchased	(637,548,389)	(873,272,523)

Net Change in Net Assets from Capital Transactions	(255,084,986)	221,528,399

Total Increase/Decrease in Net Assets	(255,082,264)	221,527,943
Net Assets:
Beginning of the Period	835,223,630	613,695,687

End of the Period (Including accumulated undistributed net investment income of $(601) and $12,423, respectively)	$580,141,366	$835,223,630

See Notes to Financial Statements
8     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Financial Highlights
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
Class A Shares

	Year Ended May 31,
	2010		2009		2008	2007	2006
Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00	$1.00	$1.00

Net Investment Income (a)	0.00	(b)	0.01		0.04	0.04	0.03
Less: Distributions from Net Investment Income	0.00	(b)	0.01		0.04	0.04	0.03
Return of Capital Distributions	0.00	(b)	0.00		0.00	0.00	0.00

Total Distributions	0.00	(b)	0.01		0.04	0.04	0.03

Net Asset Value, End of the Period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return* (c)	0.01	%(e)	0.68	%(e)	3.71%	4.45%	3.13%
Net Assets at End of the Period (In millions)	$461.1		$634.2		$461.9	$342.2	$379.5
Ratio of Expenses to Average Net Assets* (d)	0.20	%(e)	0.55	%(e)	0.93%	0.99%	1.02%
Ratio of Net Investment Income to Average Net Assets *	0.01	%(e)	0.57	%(e)	3.55%	4.36%	3.08%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (d)	0.94	%(e)	0.85	%(e)	N/A	N/A	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(0.73	%)(e)	0.28	%(e)	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to 0.15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.15% (See footnote 4).
N/A=Not Applicable
See Notes to Financial Statements
9     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Financial Highlights continued
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
Class B Shares

	Year Ended May 31,
	2010		2009		2008	2007	2006
Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00	$1.00	$1.00

Net Investment Income (a)	0.00	(b)	0.00	(b)	0.03	0.04	0.02
Less: Distributions from Net Investment Income	0.00	(b)	0.00	(b)	0.03	0.04	0.02
Return of Capital Distributions	0.00	(b)	0.00		0.00	0.00	0.00

Total Distributions	0.00	(b)	0.00	(b)	0.03	0.04	0.02

Net Asset Value, End of the Period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return* (c)(e)	0.01%		0.42%		3.09%	3.83%	2.51%
Net Assets at End of the Period (In millions)	$73.6		$139.1		$94.4	$70.5	$91.8
Ratio of Expenses to Average Net Assets* (d)(e)	0.20%		0.75%		1.53%	1.59%	1.63%
Ratio of Net Investment Income to Average Net Assets * (e)	0.01%		0.33%		2.92%	3.76%	2.41%

*	If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (d)(e)	1.69%	1.61%	1.69%	1.75%	1.79%
Ratio of Net Investment Income/Loss to Average Net Assets (e)	(1.48%)	(0.53%)	2.76%	3.60%	2.25%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.90% (See footnote 4).
See Notes to Financial Statements
10     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Financial Highlights continued
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
Class C Shares

	Year Ended May 31,
	2010		2009		2008	2007	2006
Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00	$1.00	$1.00

Net Investment Income (a)	0.00	(b)	0.00	(b)	0.03	0.04	0.02
Less: Distributions from Net Investment Income	0.00	(b)	0.00	(b)	0.03	0.04	0.02
Return of Capital Distributions	0.00	(b)	0.00		0.00	0.00	0.00

Total Distributions	0.00	(b)	0.00	(b)	0.03	0.04	0.02

Net Asset Value, End of the Period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return* (c)(e)	0.01%		0.42%		3.09%	3.83%	2.56%
Net Assets at End of the Period (In millions)	$45.5		$61.9		$57.4	$21.3	$24.2
Ratio of Expenses to Average Net Assets* (d)(e)	0.20%		0.79%		1.52%	1.59%	1.58%
Ratio of Net Investment Income to Average Net Assets * (e)	0.01%		0.37%		2.77%	3.76%	2.44%

*	If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (d)(e)	1.69%	1.61%	1.67%	1.75%	1.74%
Ratio of Net Investment Income/Loss to Average Net Assets (e)	(1.48%)	(0.45%)	2.61%	3.60%	2.28%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006.

(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 0.90% (See footnote 4).
See Notes to Financial Statements
11     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Notes to Financial Statements ■ May 31, 2010
1. Significant Accounting Policies
Van Kampen Money Market Fund (the ‘‘Fund’’), is organized as a Delaware statutory trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund’s investment objective is to seek protection of capital and high current income. The Fund’s investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.
A. Security Valuation Investments are valued at amortized cost, which approximates fair value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.
B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
           The inputs or methodology used for valuing securities are not necessarily an indication
12     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Notes to Financial Statements ■ May 31, 2010 continued
of the risk associated with investing in those securities.
C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the ‘‘Adviser’’) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
D. Income and Expenses Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.
E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended May 31, 2010, remains subject to examination by taxing authorities.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $18,220, which will expire according to the following schedule:

Amount	Expiration
$6,842	May 31, 2012
406	May 31, 2013
8,400	May 31, 2017
2,572	May 31, 2018
F. Distribution of Income and Gains The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.
     The tax character of distributions paid during the years ended May 31, 2010 and 2009 was as follows:
13     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Notes to Financial Statements ■ May 31, 2010 continued

	2010	2009
Distributions paid from:
Ordinary income	$45,792	$4,228,435
Return of capital	15,754	-0-

	$61,546	$4,228,435
     Permanent differences, primarily due to the current year net operating loss, resulted in the following reclassifications among the Fund’s components of net assets at May 31, 2010:

Accumulated Undistributed	Accumulated Net Realized
Net Investment Income	Loss	Capital
$(28,778)	$-0-	$28,778
     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and post-October losses of $163 which are not recognized for tax purposes until the first day of the following fiscal year.
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $250 million	0.450%
Next $500 million	0.375%
Next $500 million	0.325%
Next $250 million	0.300%
Next $250 million	0.275%
Next $500 million	0.250%
Next $500 million	0.225%
Next $12.25 billion	0.200%
Next $2.50 billion	0.199%
Next $7.50 billion	0.198%
Next $5.00 billion	0.197%
Over $30.00 billion	0.196%
     The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.20%, 0.20% and 0.20%, for Classes A, B and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended May 31, 2010, the Adviser waived or reimbursed approximately $3,934,500 of advisory fees or other expenses.
     For the year ended May 31, 2010, the Fund recognized expenses of approximately $42,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
     Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended May 31, 2010, the Fund recognized expenses of approximately $55,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively ‘‘Van Kampen’’) cost of providing accounting
14     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Notes to Financial Statements ■ May 31, 2010 continued
services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of ‘‘Accounting and Administrative Expenses’’ on the Statement of Operations.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2010, the Fund recognized expenses of approximately $509,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 7, the deferred compensation and retirement plans were terminated and amounts owed to the trustees were distributed.
     For the year ended May 31, 2010, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a contingent deferred sales charge (CDSC) of approximately $401,900. Sales charges do not represent expenses to the Fund.
3. Capital Transactions
For the years ended May 31, 2010 and 2009 transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	May 31, 2010		May 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	316,825,034	$316,825,034	823,330,004	$823,330,004
Class B	30,261,087	30,261,087	171,912,974	171,912,974
Class C	35,315,264	35,315,264	95,352,865	95,352,865

Total Sales	382,401,385	$382,401,385	1,090,595,843	$1,090,595,843

Dividend Reinvestment:
Class A	48,441	$48,441	3,510,931	$3,510,931
Class B	9,285	9,285	443,537	443,537
Class C	4,292	4,292	250,611	250,611
Total Dividend

Reinvestment	62,018	$62,018	4,205,079	$4,205,079

Repurchases:
Class A	(490,047,192)	$(490,047,192)	(654,424,275)	$(654,424,275)
Class B	(95,765,603)	(95,765,603)	(127,715,795)	(127,715,795)
Class C	(51,735,594)	(51,735,594)	(91,132,453)	(91,132,453)

Total Repurchases	(637,548,389)	$(637,548,389)	(873,272,523)	$(873,272,523)

4. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the ‘‘Distributor’’), an affiliate
15     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Notes to Financial Statements ■ May 31, 2010 continued
of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the ‘‘Plans’’) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.15% of Class A average daily net assets and up to 0.90% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly. The Distributor is currently waiving all of the distribution and service fees for Class A Shares, Class B Shares and Class C Shares. For the year ended May 31, 2010, the Distributor waived $2,096,200 of distribution and service fees. Due to the voluntary waiver, the aggregate distribution and service fees are currently 0.00%, 0.00% and 0.00% for Class A Shares, Class B Shares and Class C Shares, respectively. This waiver is voluntary in nature and can be discontinued at any time.
     The amount of distribution expenses incurred by the Distributor and not yet reimbursed (‘‘unreimbursed receivable’’) was approximately $4,288,800 and $278,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.
5. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
6. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Program will provide an added level of assurance for its shareholders. The Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program had originally been set to expire on December 18, 2008, but was extended by the Treasury Department to expire on September 18, 2009. For the year ended May 31, 2010, the expense of the Program, amounting to $82,962, was borne by the Fund and amortized on a straight line basis over the term of the Program’s coverage.
7. Subsequent Event
On June 1, 2010, Invesco Ltd., an independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley, including the investment adviser, distributor and certain other affiliated service providers to most of the Van Kampen funds (including the Van Kampen Money Market Fund) (the “Transaction”). In contemplation of the Transaction, on May 11, 2010, shareholders of the Fund approved a reorganization (the “Reorganization”) of the Fund into the Invesco Money Market Fund (the “Acquiring Fund”), a fund advised by affiliates of Invesco Ltd. with substantially the same investment objective and principal investment strategy as the Fund. The Reorganization was
16     Van Kampen Money Market Fund

Van Kampen Money Market Fund
Notes to Financial Statements ■ May 31, 2010 continued
completed on June 7, 2010 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their shares of the Fund.
17     Van Kampen Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Money Market Fund (the Fund) as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Money Market Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 22, 2010

18        Van Kampen Money Market Fund

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/1/09 – 5/31/10.
Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/09	5/31/10	12/1/09-5/31/10
Class A
Actual	$1,000.00	$1,000.05	$0.90
Hypothetical (5% annual return before expenses)	1,000.00	1,024.03	0.91

Class B
Actual	1,000.00	1,000.05	0.90
Hypothetical (5% annual return before expenses)	1,000.00	1,024.03	0.91

Class C
Actual	1,000.00	1,000.05	0.90
Hypothetical (5% annual return before expenses)	1,000.00	1,024.03	0.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18%, 0.18% and 0.18% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.
Assumes all dividends and distributions were reinvested.
19     Van Kampen Money Market Fund

Approval of Investment Advisory Agreement with Van Kampen Asset Management and Approval of Interim Investment Advisory Agreement with Invesco Advisers, Inc.
Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement with Van Kampen Asset Management require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees of the Van Kampen Money Market Fund and by a majority of the independent trustees voting separately.
     At meetings held on May 19-20, 2010, the Board of Trustees met to consider (1) approving the continuation of the investment advisory agreement between the Fund and its then current investment adviser, Van Kampen Asset Management, until the closing of Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments (the “Transaction”) and (2) approving an interim investment advisory agreement, if needed, for any period of time between the closing of the Transaction and the transfer of the assets and liabilities of the Fund to Invesco AIM Money Market Fund, advised by Invesco Advisers, Inc. (“Invesco Advisers”) (the “Reorganization”).
     With respect to approving continuation of the investment advisory agreement for the period prior to the closing of the Transaction, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board also considered materials it had received in approving the Reorganization described above. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.
     In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.
Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.
Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus.
continued
20     Van Kampen Money Market Fund

The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.
Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.
Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.
Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.
     At the meetings held on May 19-20, 2010, the Board of Trustees also considered and ultimately approved an interim advisory agreement (the “Interim Advisory Agreement”), pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended, between the Fund and Invesco Advisers. Upon the close of the Transaction on June 1, 2010, the investment advisory agreement described above terminated. Rule 15a-4 permits an investment adviser to temporarily serve as the investment adviser for a fund if the previous contract was terminated by an assignment and certain other conditions are met. Accordingly, the Board considered the Interim Advisory Agreement for the period between the close of the Transaction and the close of the Reorganization which occurred on June 7, 2010. In making its determination, the Board of Trustees considered that the Interim Advisory Agreement was substantially the same as the investment advisory agreement then in place, as described above, except that Invesco Advisers would serve as investment adviser and certain provisions were changed in order to comply with Rule 15a-4. The Board reviewed materials it was previously provided in connection with its approval of the Reorganization and discussed the organization of the Invesco Advisers portfolio management team, its investment philosophy and its performance advising Invesco money market funds. In reviewing such materials, the Board of Trustees determined that the scope and quality of services to be provided under the Interim Advisory Agreement would be at least equivalent to those provided under its then current investment advisory agreement. Additionally, the Board of Trustees considered that Invesco Advisers would not charge a fee for the management of the Fund under the Interim Advisory Agreement.
21     Van Kampen Money Market Fund

VAN KAMPEN MONEY MARKET FUND
A Special Meeting (“Meeting”) of Shareholders of Van Kampen Money Market Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:
(1) Approve an Agreement and Plan of Reorganization.
The results of the voting on the above matter were as follows:

		Votes	Votes	Broker
Matter	Votes For	Against	Abstain	Non-Votes
(1) Approve an Agreement and Plan of Reorganization.	326,524,168	16,789,313	20,436,309	0
22     Van Kampen Money Market Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Independent Trustees

David C. Arch (65) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy (62) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

T-1        Van Kampen Money Market Fund

Trustees and Officers—(continued)

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1993	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

T-2        Van Kampen Money Market Fund

Trustees and Officers—(continued)

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Trustees:*

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	77	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

T-3        Van Kampen Money Market Fund

Trustees and Officers—(continued)

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Officers

Edward C. Wood III (54) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

John L. Sullivan (54) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

T-4        Van Kampen Money Market Fund

Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010 and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website at sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010 is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-MKT-AR-1           Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2010

	Registrant		Covered Entities(1)
Audit Fees	$24,500		N/A

Non-Audit Fees
Audit-Related Fees	0		$(2)
Tax Fees	$2,200	(3)	$109,924	(4)
All Other Fees	0		$208,088	(5)
Total Non-Audit Fees	$2,200		$318,102

Total	$26,700		$318,012
2009

	Registrant		Covered Entities(1)
Audit Fees	$24,500		N/A

Non-Audit Fees
Audit-Related Fees	0		$0	(2)
Tax Fees	$2,200	(3)	$25,300	(4)
All Other Fees	0		$374,957	(5)
Total Non-Audit Fees	$2,200		$400,257

Total	$26,700		$400,257

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the

Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Van Kampen Money Market Fund
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: August 6, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: August 6, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: August 6, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.